Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports Record Third Quarter Earnings

Stamford, CT – November 6, 2014 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $31.2 million, or $2.14 per diluted share, for the three months ended September 30, 2014 compared to $21.3 million, or $1.48 per diluted share, for the comparable period in 2013. Operating earnings were $26.1 million, or $1.79 per diluted share, for the third quarter of 2014 compared to $23.1 million, or $1.60 per diluted share, for the comparable period in 2013.

For the nine months ended September 30, 2014, the Company reported net income of $76.1 million, or $5.22 per diluted share compared to $49.1 million, or $3.42 per diluted share, for the comparable period in 2013. Operating earnings were $62.0 million, or $4.25 per diluted share, for the nine months ended September 30, 2014 compared to $45.7 million, or $3.18 per diluted share, for the comparable period in 2013.

Gross written premiums and net written premiums for the three months ended September 30, 2014 were $327.5 million and $228.4 million, respectively, an increase of 4.9% and 16.2% from the comparable period in 2013.

Gross written premiums and net written premiums for the nine months ended September 30, 2014 were $1,099.1 million and $772.1 million, respectively, an increase of 5.9% and 16.2% from the comparable period in 2013.

The combined loss and expense ratio for the three and nine months ended September 30, 2014 was 89.5% and 92.3%, respectively, compared to 89.8% and 95.1% for the comparable periods in 2013.

“We are pleased to report excellent underwriting results, continued premium growth, increased book value per share and strong cash flow for the quarter and first nine months of 2014. Despite increasingly challenging competitive conditions, our underwriters continue to focus on risk selection and achieving appropriate rates for exposures” stated Stan Galanski, President and Chief Executive Officer.

Stockholders’ equity was $996.6 million, or $69.85 per share, as of September 30, 2014 compared to $902.2 million, or $63.54 per share, as of December 31, 2013.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

November 6, 2014

Net investment income for the three and nine months ended September 30, 2014 was $15.8 million and $48.1 million, respectively, an increase of 12.4% and 14.5% from the comparable periods in 2013. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.2% and 2.4% for the three and nine months ended September 30, 2014, compared to 2.4% for each of the comparable periods in 2013. The effective tax rate on net investment income was 27.5% for both the three and nine months ended September 30, 2014, compared to 27.5% and 27.9% for the comparable periods in 2013.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.7 years as of September 30, 2014. As of September 30, 2014, net unrealized gains within our investment portfolio were $59.5 million, an increase of $23.5 million compared to December 31, 2013.

There were $6.7 million of net realized gains recognized in earnings for the three months ended September 30, 2014, compared to $2.8 million of net realized losses for the same period in 2013. For the nine months ended September 30, there were $12.0 million of net realized gains, compared to $5.3 million of net realized gains for the same period in 2013.

Other income for the nine months ended September 30, 2014 includes a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Operations, which is equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity.

Consolidated net cash flow from operations for the three and nine months ended September 30, 2014 was $103.2 million and $181.4 million, respectively, compared to $81.5 million and $130.0 million for the comparable periods in 2013.

The Company will hold a conference call on Friday, November 7, 2014 starting at 8:30 a.m. ET to discuss the 2014 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888-438-5535) and the international dial-in is (719) 325-2215. Participants may connect to the webcast at:

http://www.media-server.com/m/p/trvmhk48

Operating earnings, or net income excluding after-tax net realized gains (losses), net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

News Release

November 6, 2014

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
Results of Operations	2014	2013	Change		2014	2013	Change

Gross written premiums	$327,469	$312,076		4.9%	$1,099,054	$1,037,426	5.9%
Net written premiums	228,417	196,556		16.2%	772,131	664,477	16.2%

Revenues:
Net earned premiums	245,367	213,895		14.7%	701,723	622,037	12.8%
Net investment income	15,839	14,094		12.4%	48,097	41,997	14.5%
Total other-than-temporary impairment losses	(41)	(1,821)	–	97.7%	158	(1,863)	NM
Portion of loss recognized in other comprehensive income (before tax)	41	—		NM	(158)	—	NM

Net other-than-temporary impairment losses recognized in earnings	—	(1,821)		NM	—	(1,863)	NM
Net realized gains (losses)	6,718	(988)		NM	12,024	7,171	67.7%
Other income	1,336	(210)		NM	10,070	(507)	NM

Total revenues	269,260	224,970		19.7%	771,914	668,835	15.4%

Expenses:
Net losses and loss adjustment expenses	135,284	125,086		8.2%	410,571	387,576	5.9%
Commission expenses	33,943	27,685		22.6%	91,820	82,631	11.1%
Other operating expenses	50,388	39,056		29.0%	145,526	120,608	20.7%
Interest expense	3,388	2,053		65.0%	11,559	6,156	87.8%

Total expenses	223,003	193,880		15.0%	659,476	596,971	10.5%

Income before income taxes	46,257	31,090		48.8%	112,438	71,864	56.5%

Income tax expense (benefit)	15,032	9,804		53.3%	36,384	22,731	60.1%

Net income (loss)	$31,225	$21,286		46.7%	$76,054	$49,133	54.8%

Per Share Data
Net income per common share:
Basic	$2.19	$1.50		45.5%	$5.34	$3.48	53.4%
Diluted	$2.14	$1.48		44.6%	$5.22	$3.42	52.7%

Average common shares outstanding:
Basic	14,265,260	14,144,478			14,252,910	14,120,788
Diluted	14,613,744	14,408,413			14,577,297	14,379,943

Underwriting Ratios
Loss Ratio	55.1%	58.5%			58.5%	62.3%
Expense Ratio	34.4%	31.3%			33.8%	32.8%

Combined Ratio	89.5%	89.8%			92.3%	95.1%

Balance Sheet Data	Sept. 30, 2014	June 30, 2014			Sept. 30, 2014	Dec. 31, 2013
Stockholders’ equity	$996,593	$972,080		2.5%	$996,593	$902,212	10.5%
Book value per share	$69.85	$68.16		2.5%	$69.85	$63.54	9.9%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014, $2,277,384; 2013, $2,036,999)	$2,310,195	$2,047,873
Equity securities, available-for-sale, at fair value (cost: 2014, $136,762; 2013, $118,804)	163,473	143,954
Short-term investments, at fair value (amortized cost: 2014: $255,434; 2013: $296,250)	255,445	296,250
Cash	74,408	86,509

Total investments and cash	2,803,521	2,574,586

Premiums receivable	363,053	325,025
Prepaid reinsurance premiums	237,094	247,822
Reinsurance recoverable on paid losses	49,327	38,384
Reinsurance recoverable on unpaid losses and loss adjustment expenses	850,582	822,438
Deferred policy acquisition costs	76,268	67,007
Accrued investment income	15,075	13,866
Goodwill and other intangible assets	7,089	7,177
Current income tax receivable, net	2,506	9,918
Deferred income tax, net	14,531	28,187
Other assets	44,267	35,042

Total assets	$4,463,313	$4,169,452

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,168,974	$2,045,071
Unearned premiums	772,755	714,606
Reinsurance balances payable	157,900	167,252
Senior notes	263,406	263,308
Payable for investments purchased	35,757	7,624
Accounts payable and other liabilities	67,928	69,379

Total liabilities	3,466,720	3,267,240

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,778,131 shares for 2014 and 17,709,876 shares for 2013	1,777	1,770
Additional paid-in capital	343,407	335,546
Treasury stock, at cost (3,511,380 shares for 2014 and 2013)	(155,801)	(155,801)
Retained earnings	768,391	692,337
Accumulated other comprehensive income	38,819	28,360

Total stockholders’ equity	996,593	902,212

Total liabilities and stockholders’ equity	$4,463,313	$4,169,452

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Nine Months
	2014	2013	Change	2014	2013	Change
Gross Written Premiums:
Insurance Companies:
Marine	$38,726	$38,912	–0.5%	$139,078	$132,836	4.7%
Property Casualty	174,868	156,228	11.9%	572,821	527,287	8.6%
Professional Liability	28,888	32,469	–11.0%	86,110	97,679	–11.8%

	242,482	227,609	6.5%	798,009	757,802	5.3%
Lloyd’s Operations:
Marine	38,568	36,009	7.1%	147,530	135,546	8.8%
Property Casualty	31,172	35,869	–13.1%	101,413	102,144	–0.7%
Professional Liability	15,247	12,589	21.1%	52,102	41,934	24.2%

	84,987	84,467	0.6%	301,045	279,624	7.7%

Total	$327,469	$312,076	4.9%	$1,099,054	$1,037,426	5.9%

	Three Months			Nine Months
	2014	2013	Change	2014	2013	Change
Net Written Premiums:
Insurance Companies:
Marine	$24,166	$26,437	–8.6%	$100,647	$94,944	6.0%
Property Casualty	126,665	97,553	29.8%	418,659	338,215	23.8%
Professional Liability	21,653	25,300	–14.4%	61,170	75,830	–19.3%

	172,484	149,290	15.5%	580,476	508,989	14.0%
Lloyd’s Operations:
Marine	32,245	26,795	20.3%	113,938	100,413	13.5%
Property Casualty	13,758	13,761	0.0%	44,684	33,254	34.4%
Professional Liability	9,930	6,710	48.0%	33,033	21,821	51.4%

	55,933	47,266	18.3%	191,655	155,488	23.3%

Total	$228,417	$196,556	16.2%	$772,131	$664,477	16.2%

	Three Months			Nine Months
	2014	2013	Change	2014	2013	Change
Net Earned Premiums:
Insurance Companies:
Marine	$31,123	$31,490	–1.2%	$95,635	$100,013	–4.4%
Property Casualty	129,547	105,759	22.5%	365,068	297,954	22.5%
Professional Liability	21,381	25,713	–16.8%	65,644	75,873	–13.5%

	182,051	162,962	11.7%	526,347	473,840	11.1%
Lloyd’s Operations:
Marine	39,368	34,264	14.9%	110,468	102,932	7.3%
Property Casualty	12,980	10,472	23.9%	37,401	26,913	39.0%
Professional Liability	10,968	6,197	77.0%	27,507	18,352	49.9%

	63,316	50,933	24.3%	175,376	148,197	18.3%

Total	$245,367	$213,895	14.7%	$701,723	$622,037	12.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2014

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$242,482	$84,987	$—	$327,469
Net written premiums	172,484	55,933	—	228,417

Net earned premiums	182,051	63,316	—	245,367
Net losses and loss adjustment expenses	(108,425)	(26,859)	—	(135,284)
Commission expenses	(22,705)	(11,788)	550	(33,943)
Other operating expenses	(35,161)	(15,227)	—	(50,388)
Other underwriting income (expense)	656	1	(550)	107

Underwriting profit (loss)	16,416	9,443	—	25,859

Net investment income	13,971	1,849	19	15,839
Net realized gains (losses)	6,673	45	—	6,718
Interest expense	—	—	(3,388)	(3,388)
Other income (expense)	(1,100)	2,329	—	1,229

Income (loss) before income taxes	35,960	13,666	(3,369)	46,257

Income tax expense (benefit)	11,489	4,787	(1,244)	15,032

Net income (loss)	$24,471	$8,879	$(2,125)	$31,225

Losses and loss adjustment expenses ratio	59.6%	42.4%		55.1%
Commission expense ratio	12.5%	18.6%		13.8%
Other operating expense ratio (2)	18.9%	24.1%		20.6%

Combined ratio	91.0%	85.1%		89.5%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$227,609	$84,467	$—	$312,076
Net written premiums	149,290	47,266	—	196,556

Net earned premiums	162,962	50,933	—	213,895
Net losses and loss adjustment expenses	(95,315)	(29,771)	—	(125,086)
Commission expenses	(20,039)	(8,289)	643	(27,685)
Other operating expenses	(28,510)	(10,546)	—	(39,056)
Other underwriting income (expense)	955	(522)	(643)	(210)

Underwriting profit (loss)	20,053	1,805	—	21,858

Net investment income	12,285	1,807	2	14,094
Net realized gains (losses)	(1,890)	(919)	—	(2,809)
Interest expense	—	—	(2,053)	(2,053)
Other income (expense)	—	—	—	—

Income (loss) before income taxes	30,448	2,693	(2,051)	31,090

Income tax expense (benefit)	9,355	878	(429)	9,804

Net income (loss)	$21,093	$1,815	$(1,622)	$21,286

Losses and loss adjustment expenses ratio	58.5%	58.5%		58.5%
Commission expense ratio	12.3%	16.3%		12.9%
Other operating expense ratio (2)	16.9%	21.7%		18.4%

Combined ratio	87.7%	96.5%		89.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2014

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$798,009	$301,045	$—	$1,099,054
Net written premiums	580,476	191,655	—	772,131

Net earned premiums	526,347	175,376	—	701,723
Net losses and loss adjustment expenses	(323,354)	(87,217)	—	(410,571)
Commission expenses	(62,436)	(30,989)	1,605	(91,820)
Other operating expenses	(102,963)	(42,563)	—	(145,526)
Other underwriting income (expense)	2,082	20	(1,605)	497

Underwriting profit (loss)	39,676	14,627	—	54,303

Net investment income	42,553	5,488	56	48,097
Net realized gains (losses)	12,368	(344)	—	12,024
Interest expense	—	—	(11,559)	(11,559)
Other income (expense)	(1,119)	10,692	—	9,573

Income (loss) before income taxes	93,478	30,463	(11,503)	112,438

Income tax expense (benefit)	29,650	10,753	(4,019)	36,384

Net income (loss)	$63,828	$19,710	$(7,484)	$76,054

Losses and loss adjustment expenses ratio	61.4%	49.7%		58.5%
Commission expense ratio	11.9%	17.7%		13.1%
Other operating expense ratio (2)	19.2%	24.3%		20.7%

Combined ratio	92.5%	91.7%		92.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$757,802	$279,624	$—	$1,037,426
Net written premiums	508,989	155,488	—	664,477

Net earned premiums	473,840	148,197	—	622,037
Net losses and loss adjustment expenses	(308,968)	(78,608)	—	(387,576)
Commission expenses	(59,129)	(25,245)	1,743	(82,631)
Other operating expenses	(87,682)	(32,926)	—	(120,608)
Other underwriting income (expense)	2,303	(1,067)	(1,743)	(507)

Underwriting profit (loss)	20,364	10,351	—	30,715

Net investment income	36,751	5,237	9	41,997
Net realized gains (losses)	6,001	(697)	4	5,308
Interest expense	—	—	(6,156)	(6,156)
Other income (expense)	—	—	—	—

Income (loss) before income taxes	63,116	14,891	(6,143)	71,864

Income tax expense (benefit)	19,554	5,120	(1,943)	22,731

Net income (loss)	$43,562	$9,771	$(4,200)	$49,133

Losses and loss adjustment expenses ratio	65.2%	53.0%		62.3%
Commission expense ratio	12.5%	17.0%		13.3%
Other operating expense ratio (2)	18.0%	23.0%		19.5%

Combined ratio	95.7%	93.0%		95.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended September 30, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$31,123	$13,080	$12,014	$6,029	42.0%	38.6%	80.6%
Property Casualty	129,547	81,682	37,171	10,694	63.1%	28.6%	91.7%
Professional Liability	21,381	13,663	8,025	(307)	63.9%	37.5%	101.4%

Total Insurance Companies	182,051	108,425	57,210	16,416	59.6%	31.4%	91.0%

Lloyd’s Operations:
Marine	39,368	16,389	15,629	7,350	41.6%	39.7%	81.3%
Property Casualty	12,980	4,260	7,105	1,615	32.8%	54.8%	87.6%
Professional Liability	10,968	6,210	4,280	478	56.6%	39.0%	95.6%

Total Lloyd’s	63,316	26,859	27,014	9,443	42.4%	42.7%	85.1%

Total All	$245,367	$135,284	$84,224	$25,859	55.1%	34.4%	89.5%

	Three Months Ended September 30, 2013
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$31,490	$14,745	$10,997	$5,748	46.8%	34.9%	81.7%
Property Casualty	105,759	64,156	28,203	13,400	60.7%	26.6%	87.3%
Professional Liability	25,713	16,414	8,394	905	63.8%	32.7%	96.5%

Total Insurance Companies	162,962	95,315	47,594	20,053	58.5%	29.2%	87.7%

Lloyd’s Operations:
Marine	34,264	22,129	13,240	(1,105)	64.6%	38.6%	103.2%
Property Casualty	10,472	3,661	4,428	2,383	35.0%	42.2%	77.2%
Professional Liability	6,197	3,981	1,689	527	64.3%	27.2%	91.5%

Total Lloyd’s	50,933	29,771	19,357	1,805	58.5%	38.0%	96.5%

Total All	$213,895	$125,086	$66,951	$21,858	58.5%	31.3%	89.8%

	Amounts		Loss Ratio
	Sept. 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$84,899	$83,008	46.7%	50.9%
Change in reserves	23,526	12,307	12.9%	7.6%

Net incurred loss and LAE	108,425	95,315	59.6%	58.5%

Lloyd’s Operations:
Loss and LAE payments	23,181	27,038	36.6%	53.1%
Change in reserves	3,678	2,733	5.8%	5.4%

Net incurred loss and LAE	26,859	29,771	42.4%	58.5%

Total
Loss and LAE payments	108,080	110,046	44.0%	51.5%
Change in reserves	27,204	15,040	11.1%	7.0%

Net incurred loss and LAE	$135,284	$125,086	55.1%	58.5%

	Amounts		Loss Ratio Impact
	Sept. 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$9,970	$3,094	4.1%	1.4%
Lloyd’s Operations	5,500	4,591	2.2%	2.1%

Total	$15,470	$7,685	6.3%	3.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Nine Months Ended September 30, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$95,635	$41,654	$34,943	$19,038	43.6%	36.5%	80.1%
Property Casualty	365,068	244,202	104,024	16,842	66.9%	28.5%	95.4%
Professional Liability	65,644	37,498	24,350	3,796	57.1%	37.1%	94.2%

Total Insurance Companies	526,347	323,354	163,317	39,676	61.4%	31.1%	92.5%

Lloyd’s Operations:
Marine	110,468	60,032	45,492	4,944	54.3%	41.2%	95.5%
Property Casualty	37,401	14,015	17,110	6,276	37.5%	45.7%	83.2%
Professional Liability	27,507	13,170	10,930	3,407	47.9%	39.7%	87.6%

Total Lloyd’s	175,376	87,217	73,532	14,627	49.7%	42.0%	91.7%

Total All	$701,723	$410,571	$236,849	$54,303	58.5%	33.8%	92.3%

	Nine Months Ended September 30, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$100,013	$55,425	$36,949	$7,639	55.4%	37.0%	92.4%
Property Casualty	297,954	196,151	82,844	18,959	65.8%	27.8%	93.6%
Professional Liability	75,873	57,392	24,715	(6,234)	75.6%	32.6%	108.2%

Total Insurance Companies	473,840	308,968	144,508	20,364	65.2%	30.5%	95.7%

Lloyd’s Operations:
Marine	102,932	59,184	41,266	2,482	57.5%	40.1%	97.6%
Property Casualty	26,913	11,207	12,109	3,597	41.6%	45.0%	86.6%
Professional Liability	18,352	8,217	5,863	4,272	44.8%	31.9%	76.7%

Total Lloyd’s	148,197	78,608	59,238	10,351	53.0%	40.0%	93.0%

Total All	$622,037	$387,576	$203,746	$30,715	62.3%	32.8%	95.1%

	Amounts		Loss Ratio
	Sept. 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
Net Incurred Loss Activity For the Nine Months Ended:
Insurance Companies:
Loss and LAE payments	$237,109	$263,832	45.0%	55.7%
Change in reserves	86,245	45,136	16.4%	9.5%

Net incurred loss and LAE	323,354	308,968	61.4%	65.2%

Lloyd’s Operations:
Loss and LAE payments	75,256	84,928	42.9%	57.3%
Change in reserves	11,961	(6,320)	6.8%	-4.3%

Net incurred loss and LAE	87,217	78,608	49.7%	53.0%

Total
Loss and LAE payments	312,365	348,760	44.5%	56.1%
Change in reserves	98,206	38,816	14.0%	6.2%

Net incurred loss and LAE	$410,571	$387,576	58.5%	62.3%

	Amounts		Loss Ratio Impact
	Sept. 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Nine Months Ended:
Insurance Companies	$23,274	$(12,383)	3.3%	–2.0%
Lloyd’s Operations	12,749	14,072	1.8%	2.3%

Total	$36,023	$1,689	5.1%	0.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, September 30, 2014:
Insurance Companies:
Marine	$115,304	$91,775	$207,079
Property Casualty	167,328	471,193	638,521
Professional Liability	56,937	86,326	143,263

Total Insurance Companies	339,569	649,294	988,863

Lloyd’s Operations:
Marine	138,062	85,430	$223,492
Property Casualty	26,914	16,679	43,593
Professional Liability	16,246	46,198	62,444

Total Lloyd’s Operations	181,222	148,307	329,529

Total Net Loss Reserves	$520,791	$797,601	$1,318,392

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, December 31, 2013
Insurance Companies:
Marine	$122,909	$101,077	$223,986
Property Casualty	150,477	377,173	527,650
Professional Liability	61,117	89,865	150,982

Total Insurance Companies	334,503	568,115	902,618

Lloyd’s Operations:
Marine	133,060	85,685	218,745
Property Casualty	25,870	18,271	44,141
Professional Liability	14,013	43,116	57,129

Total Lloyd’s Operations	172,943	147,072	320,015

Total Net Loss Reserves	$507,446	$715,187	$1,222,633

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2014

As of September 30, 2014, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.7 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

As of September 30, 2014, the Company owned two collateralized mortgage obligations approximating $0.4 million with subprime mortgage exposures. The securities have an effective maturity of 3.2 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.8 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 7.3 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of September 30, 2014:

September 30, 2014	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$414,348	$2,712	$(6,215)	$417,851
States, municipalities and political subdivisions	550,327	16,585	(1,360)	535,102
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	296,198	7,201	(2,363)	291,360
Residential mortgage obligations	34,738	1,238	(133)	33,633
Asset-backed securities	195,180	414	(519)	195,285
Commercial mortgage-backed securities	210,712	6,244	(588)	205,056

Subtotal	736,828	15,097	(3,603)	725,334

Corporate bonds	608,692	11,945	(2,350)	599,097

Total fixed maturities	2,310,195	46,339	(13,528)	2,277,384

Equity securities - common stocks	113,250	26,251	(772)	87,771
Equity securities - preferred stocks	50,223	1,481	(249)	48,991

Short-term investments	255,445	11	—	255,434

Cash	74,408	—	—	74,408

Total	$2,803,521	$74,082	$(14,549)	$2,743,988

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2014

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2014:

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Agency mortgage-backed securities:
GNMA	$87,953	$2,917	$(1,341)	$86,377
FNMA	150,283	3,144	(953)	148,092
FHLMC	57,962	1,140	(69)	56,891

Total	$296,198	$7,201	$(2,363)	$291,360

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Residential mortgage obligations:
Prime	$13,970	$574	$(112)	$13,508
Alt-A	1,777	115	(21)	1,683
Subprime	429	15	—	414
Non-US RMBS	18,562	534	—	18,028

Total	$34,738	$1,238	$(133)	$33,633